U.S. GLOBAL INVESTORS FUNDS

MegaTrends Fund

Investor Class Shares

SUPPLEMENT DATED OCTOBER 24, 2013

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2013

On October 23, 2013, the Board of Trustees of the MegaTrends Fund approved a revised Agreement and Plan of Reorganization (the “Revised Plan”) with respect to the proposed reorganization of the MegaTrends Fund into the Holmes Growth Fund (as discussed more fully in the supplement dated October 1, 2013). The Revised Plan makes the reorganization subject to approval by the MegaTrends Fund’s shareholders. If approved by the fund’s shareholders, the reorganization is expected to occur on or about December 20, 2013.

A shareholder meeting seeking approval of this proposal is expected to be held on December 20, 2013. The fund’s shareholders of record on November 8, 2013, will receive proxy materials describing the details of the proposal in advance of the meeting.